Exhibit 99.2

Fourth Quarter 2017 Earnings Call Presentation

2 These slides contain (and the accompanying oral discussion will contain) “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks. uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements. including general economic and business conditions. conditions affecting the industries served by the Company and its subsidiaries. conditions affecting the Company’s customers and suppliers. competitor responses to the Company’s products and services. the overall market acceptance of such products and services. the integration of acquisitions and other factors disclosed in the Company’s periodic reports filed with the Securities and Exchange Commission. Consequently such forward-looking statements should be regarded as the Company’s current plans. estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Forward-looking Statement Disclosure

3 Net Sales grew 6% with increases in all reportable segments GAAP operating income grew 13.6%. Operating income as a percent of sales was 8.9% in 2017 compared to 8.3% in 2016 (9.4% adjusted in 2016) GAAP diluted loss per share of $0.16 compared to earnings per share of $3.10 in 2016 Adjusted diluted EPS increased 3.7%, from $1.61 in 2016 to $1.67 Fiscal 2018 guidance of GAAP diluted EPS approximately $7.70, adjusted $8.00. 2017 Fourth Quarter Highlights Net sales gross of intercompany eliminations. Unless otherwise noted, net sales presented by segment throughout the presentation is net of intercompany eliminations. See 2018 guidance assumption in February 21, 2018 earnings release. See reconciliation of non-GAAP/GAAP measures at the end of this presentation

4 NET SALES U.S. Dollars in millions except per share amounts 2017 2016 Percent Change Engineered Support Structures $250.1 $244.3 2.4% Utility Support Structures 243.4 213.6 14.0% Coatings 83.1 75.5 10.1% Irrigation 149.5 136.6 9.4% Other 15.8 21.9 (27.9%) Intersegment Sales (26.9) (17.3) NM Net Sales $715.0 $674.6 6.0% Operating Income $63.7 $56.1 13.6% Adjusted Operating Income* $63.7 $63.4 0.5% Net Income (loss) ($3.6) $70.1 (105.1%) Adjusted Net Income* $38.2 $36.3 5.2% Diluted Earnings (loss) Per Share (EPS) ($0.16) $3.10 (105.2%) Adjusted Diluted (EPS) $1.67 $1.61 3.7% Fourth Quarter Financial Summary * See reconciliation of GAAP operating income and diluted EPS to adjusted (non-GAAP) figures at the end of this presentation.

5 U.S. Dollars in millions Operating Income 4Q 2017 Operating Income 4Q 2016 Increase (Decrease) Operating Income % 4Q 2017 Operating Income % 4Q 2016 Engineered Support Structures $16.2 $16.5 (1.7%) 6.5% 6.8% Utility Support Structures 28.4 22.6 25.7% 11.7% 10.7% Coatings 14.1 9.5 48.9% 17.0% 12.5% Irrigation 18.3 15.7 16.4% 12.2% 11.5% Other (1.6) 2.1 (174.6%) (10.1%) 9.8% LIFO adjustment (2.8) 0.2 NM Corporate (8.9) (10.5) 16.1% Consolidated Operating Income $63.7 $56.1 13.6% 8.9% 8.3% Financial Highlights – Operating Income GAAP

6 U.S. Dollars in millions Operating Income 4Q 2017 (no-adjustments) Adjusted Operating Income 4Q 2016* Increase (Decrease) Operating Income % 4Q 2017 Operating Income % 4Q 2016 Engineered Support Structures $16.2 $22.7 (28.3%) 6.5% 9.3% Utility Support Structures 28.4 22.6 25.7% 11.7% 10.6% Coatings 14.1 9.8 43.4% 17.0% 13.0% Irrigation 18.3 16.2 13.0% 12.2% 11.9% Corporate/Other (10.5) (8.1) NM NM NM LIFO adjustment (2.8) 0.2 NM Consolidated Operating Income $63.7 $63.4 0.5% 8.9% 9.4% Financial Highlights – Operating Income Adjusted for 2016* * See reconciliation of GAAP operating income and diluted EPS to adjusted (non-GAAP) figures at the end of this presentation.

7 Engineered Support Structures Segment 2016 Revenue1 $242.2 Volume (9.2) Pricing/Mix 0.4 Acquisitions 3.2 Currency Translation 6.6 2017 Revenue1 $243.2 Global traffic and lighting sales lower from softening in non-residential construction. Europe sales were flat in local currency Higher U.S. wireless communication sales offset by significantly lower sales in China Increased highway safety product sales in Australia Margin compression due to unfavorable sales mix from market weakness and under recovery of raw material inflation $ in millions See reconciliation of GAAP operating income and diluted EPS to adjusted (non-GAAP) figures at the end of this presentation. 1 Net sales after intersegment eliminations * $16.2 $16.5 $22.7 $- $5 $10 $15 $20 $25 Operating Income 2017 2016 2016 Adj $243.2 $242.2 $- $50 $100 $150 $200 $250 $300 Revenue 2017 2016

8 Utility Support Structures Segment 2016 Revenue1 $213.6 Volume (0.6) Pricing/Mix 27.2 Acquisitions - Currency Translation 2.7 2017 Revenue1 $242.9 Sales improved on strong demand in North America and price recovery of higher steel costs International sales lower from large 2016 project that did not repeat Operating income increased due to improved volumes, factory productivity, and SG&A leverage $ in millions * See reconciliation of GAAP operating income and diluted EPS to adjusted (non-GAAP) figures at the end of this presentation. 1 Net sales after intersegment eliminations $28.4 $22.6 $22.6 $- $5 $10 $15 $20 $25 $30 Operating Income 2017 2016 2016 Adj $242.9 $213.6 $- $50 $100 $150 $200 $250 $300 Revenue 2017 2016

9 Coatings Segment 2016 Revenue1 $61.7 Volume (3.9) Pricing/Mix 6.7 Acquisitions - Currency Translation 0.8 2017 Revenue1 $65.3 Sales and operating income improved over last year Pricing to recover zinc cost increases mostly drove higher revenue Operating income improved from favorable SG&A comparisons and pricing actions to recover zinc cost inflation $ in millions * See reconciliation of GAAP operating income and diluted EPS to adjusted (non-GAAP) figures at the end of this presentation. 1 Net sales after intersegment eliminations $14.1 $9.5 $9.8 $- $5 $10 $15 Operating Income 2017 2016 2016 Adj $65.3 $61.7 $- $50 $100 Revenue 2017 2016

10 Irrigation Segment 2016 Revenue1 $135.1 Volume 9.3 Pricing/Mix 3.0 Acquisitions - Currency Translation 0.3 2017 Revenue1 $147.7 Global irrigation sales higher from project activity and continued elevated demand in core international markets North America sales comparable to 2016, reflecting little change to end-market drivers Operating income growth from improved volume leverage and pricing actions in light of inflation $ in millions * See reconciliation of GAAP operating income and diluted EPS to adjusted (non-GAAP) figures at the end of this presentation. 1 Net sales after intersegment eliminations $18.3 $15.7 $16.2 $- $5 $10 $15 $20 Operating Income 2017 2016 2016 Adj $147.7 $135.1 $- $50 $100 $150 $200 Revenue 2017 2016

11 2017 Results Compared With Stated Goals Metric Goal 2017 Result GAAP 2017 Result Adjusted Revenue Growth 5-10% 8.9% 8.9% EPS Growth > 10% (33.0%) 8.6%* ROIC (after-tax) > 10% 7.7% 10.3%* Free Cash Flow Conversion > 1.0x net earnings 0.78x 0.57x* * See reconciliation of non-GAAP/GAAP measures at the end of this presentation .

Free Cash Flow and Conversion – 2017 & 2016 12 2017 2016 Operating Cash Flow 145.7 219.2 CapEx (55.3) (57.9) Free Cash Flows $90.4 $161.3 Adjusted Net Earnings * $158.4 $145.8 Free Cash Flows to Adj. Net Earnings 0.6 1.1 Stated Goal – 1.0X * See reconciliation of GAAP figures to Non-GAAP figures at end of slide presentation 2017 free cash flow impacted by working capital, including advance raw material purchase and early payment of 2018 pension plan contribution to achieve cash tax savings Dollars in Millions

4Q 2017 Actual Credit Rating 13 Cash and Debt Highlights Goal: Maintain Investment-grade rating; Keep Debt/EBITDA from 1.5 to 2.5x Free Cash Flow $90M YTD Cash At 12/30/17 $493M ($405M Ex. US) Total Debt $755M Debt/Adjusted EBITDA* 2.15X S&P BBB+ Stable Moody’s Baa3 Stable * See the Company’s calculation at end of presentation. Debt Maturities – in Millions

2018 diluted EPS of approximately $7.70 Adjusted diluted EPS of approximately $8.00 Adjusted does not include 2018 restructuring impacts Any effect from the divestiture of grinding media business not included in guidance 2018 Guidance 14 Assumptions: Revenue growth 7% Excludes acquisitions and impact of divestiture of grinding media business Raw material inflation expected Mostly offset by pricing actions, cost reductions and productivity Potential effects of quotas and tariffs not included Modest positive FX Global Tax Rate – 25%

Calculation of Adjusted EBITDA & Leverage Ratio 15 Last 4 fiscal quarters (January 1, 2017 to December 30, 2017) Certain of our debt agreements contain covenants that require us to maintain certain coverage ratios. Our Debt/Adjusted EBITDA may not exceed 4.5X Adjusted EBITDA of the prior four quarters. See “Leverage Ratio “ below. Adjusted EBITDA

16 Valmont – Calculation of Return on Invested Capital The adjusted tax for 2017 excludes the $41,935 of tax expense associated with the 2017 Tax Act. The effective tax rate in 2017 including these items is 46.5% Return on Invested Capital is calculated as Operating Income (after-tax) divided by the average of beginning and ending Invested Capital. Invested Capital represents total assets minus total liabilities (excluding interest-bearing debt). Return on Invested Capital is one of our key operating ratios, as it allows investors to analyze our operating performance in light of the amount of investment required to generate our operating profit. Return on Invested Capital is also a measurement used to determine management incentives. Return on Invested Capital is a non-GAAP measure. Accordingly, Invested Capital and Return on Invested Capital should not be considered in isolation or as a substitute for net earnings, cash flows from operations or other income or cash flow data prepared in accordance with GAAP or as a measure of our operating performance or liquidity. The table below shows how Invested Capital and Return on Invested Capital are calculated from our income statement and balance sheet. $ in thousands 2017 Operating income $ 266,432 Effective tax rate 28.1% Tax effect on operating income $ (74,867) After-tax operating income 191,565 Average invested capital 1,858,249 Return on invested capital 10.3% Total assets 2,602,250 Less: Accounts and income taxes payable (227,906) Less: Accrued expenses (165,455) Less: Defined benefit pension liability (189,552) Less: Deferred compensation (48,526) Less: Other noncurrent liabilities (20,585) Less: Dividends payable (8,510) Total Invested capital $1,941,716 Beginning of year invested capital $1,774,781 Average invested capital $1,858,249

# Summary of Effect of Significant Non-recurring Items on Reported Results

**SUMMARY OF EFFECT OF SIGNIFICANT NON-RECURRING ITEMS ON REPORTED RESULTS**
**REGULATION G RECONCILIATION**
*(Dollars in thousands, except per share amounts)*
*(unaudited)*

*The non-GAAP tables below disclose the impact on (a) diluted earnings per share of (1) tax expense attributed to the Tax Cuts and Job Act ("2017 Tax Act"), (2) restructuring costs, (3) deferred income tax (benefit) expense arising from changes in foreign tax rates and an international legal reorganization and (4) other non-recurring expenses (including the reversal of a contingent liability), and (b) segment operating income of restructuring costs, impairments, and non-recurring expenses. Amounts may be impacted by rounding. We believe it is useful when considering company performance for the non-GAAP adjusted net earnings and operating income to be taken into consideration by management and investors with the related reported GAAP measures as a number of non-recurring transactions were recognized in 2017 and 2016, some of which are non-cash.*

| | Fourth Quarter Ended Dec. 30, 2017 | Diluted earnings per share | Year-to-Date Dec. 30, 2017 | Diluted earnings per share |
|---|---|---|---|---|
| Net (loss)/earnings attributable to Valmont Industries, Inc. - as reported | $ (3,611) | $ (0.16) | $ 116,240 | $ 5.11 |
| Remeasurement of deferred tax assets attributed to 2017 Tax Act | 20,372 | 0.89 | 20,372 | 0.90 |
| Non-recurring tax expense attributed to 2017 Tax Act | 21,564 | 0.95 | 21,564 | 0.95 |
| Fair market value adjustment, Delta EMD | (159) | (0.01) | 236 | 0.01 |
| Net earnings attributable to Valmont Industries, Inc. - Adjusted | $ 38,166 | $ 1.67 | $ 158,412 | $ 6.97 |
| Average shares outstanding (000's) - Diluted | | 22,801 | | 22,738 |

| | Fourth Quarter Ended Dec. 31, 2016 | Diluted earnings per share | Year-to-Date Dec. 31, 2016 | Diluted earnings per share |
|---|---|---|---|---|
| Net earnings (loss) attributable to Valmont Industries, Inc. - as reported | $ 70,064 | $ 3.10 | $ 173,232 | $ 7.63 |
| Restructuring expenses | 7,341 | 0.32 | 12,425 | 0.55 |
| Reversal of contingent liability | (16,591) | (0.73) | (16,591) | (0.73) |
| Fair market value adjustment, Delta EMD | (332) | (0.01) | 586 | 0.03 |
| Total pre-tax adjustments | (9,582) | (0.42) | (3,580) | (0.16) |
| Tax effect of adjustments * | (1,574) | (0.07) | (3,180) | (0.14) |
| Deferred income tax benefit - non-recurring | (22,565) | (1.00) | (20,705) | (0.91) |
| Net earnings attributable to Valmont Industries, Inc. - Adjusted | $ 36,343 | $ 1.61 | $ 145,767 | $ 6.42 |
| Average shares outstanding (000's) - Diluted | | 22,611 | | 22,709 |

** The tax effect of adjustments is calculated based on the income tax rate in each applicable jurisdiction, except the reversal of the contingent liability in 2016, which is not taxable.*

Valmont Industries. Inc. | 4Q 2017

17

18 Summary of Effect of Significant Non-recurring Items on Reported Results Operating Income Reconciliation Year-to-Date Dec. 31, 2016 Operating income (loss) - as reported 243,504 $ Restructuring expenses 12,425 Adjusted Operating Income 255,929 $ Net Sales 2,521,676 $ Operating Income as a % of Sales 9.7% Adjusted Operating Income as a % of Sales 10.1% Segment Operating Income Reconciliation Operating Income- As Reported Restructuring expenses Adjusted Operating Income Net Sales Engineered Support Structures 16,500 $ 6,132 22,632 244,311 Op Inc. & Adjusted Op Inc. as a % of Sales 6.8% 9.3% Utility Support Structures 22,594 - 22,594 210,474 Op Inc. & Adjusted Op Inc. as a % of Sales 10.7% 10.7% Coatings 9,464 361 9,825 75,519 Op Inc. & Adjusted Op Inc. as a % of Sales 12.5% 13.0% Irrigation 15,745 468 16,213 136,628 Op Inc. & Adjusted Op Inc. as a % of Sales 11.5% 11.9% Corporate/Other (8,210) 380 (7,830) Consolidated Results 56,093 $ 7,341 63,434 $ 674,575 $ Op Inc. & Adjusted Op Inc. as a % of Sales 8.3% 9.4% NM - Not Meaningful For the Fourth Quarter Ended Dec. 31, 2016 VALMONT INDUSTRIES, INC. AND SUBSIDIARIES SUMMARY OF EFFECT OF SIGNIFICANT NON-RECURRING ITEMS ON REPORTED OPERATING INCOME REGULATION G RECONCILIATION (Continued) END

Valmont – Recast 2015 Segment Figures Valmont – Recast 2016 Segment Figures by Quarter We believe it is useful when considering Company performance for the non-GAAP adjusted net earnings to be considered by management and investors with the related reported GAAP measures. Unaudited and in 000's Segment Operating Income Reconciliation Engineered Support Structures Utility Support Structures Coatings Irrigation Other LIFO/ Corporate TOTAL Operating income (loss) - as reported 12,851 $ 14,356 $ 11,413 $ 28,895 $ 1,472 $ (6,621) $ 62,365 $ Sales, net of intercompany eliminations 195,018 166,586 58,768 156,743 19,490 596,605 Operating Income as a % of Sales 6.6% 8.6% 19.4% 18.4% 7.6% NM Segment Operating Income Reconciliation Engineered Support Structures Utility Support Structures Coatings Irrigation Other LIFO/ Corporate TOTAL Operating income (loss) - as reported 22,453 $ 17,454 $ 14,023 $ 31,013 $ 1,934 $ (15,071) $ 71,806 $ Sales, net of intercompany eliminations 228,616 177,199 63,412 150,593 20,430 640,249 Operating Income as a % of Sales 9.8% 9.8% 22.1% 20.6% 9.5% NM For the First Quarter Ended March 26, 2016 For the Second Quarter Ended June 25, 2016

Valmont – Recast 2015 Segment Figures (Cont.) Valmont – Recast 2016 Segment Figures (Cont.) Unaudited and in 000's Segment Operating Income Reconciliation Engineered Support Structures Utility Support Structures Coatings Irrigation Other LIFO/ Corporate TOTAL Operating income (loss) - as reported 20,425 $ 16,765 $ 11,696 $ 15,308 $ 3,186 $ (14,141) $ 53,240 $ Restructuring expenses 2,197 528 545 1,795 5,065 Adjusted Operating Income 22,622 $ 17,293 $ 12,241 $ 15,308 $ 3,186 $ (12,346) $ 58,305 $ Sales, net of intercompany eliminations 225,258 178,204 60,003 125,512 21,271 610,247 Operating Income as a % of Sales 9.1% 9.4% 19.5% 12.2% 15.0% NM Adjusted Operating Income as a % of Sales 10.0% 9.7% 20.4% 12.2% 15.0% NM Segment Operating Income Reconciliation Engineered Support Structures Utility Support Structures Coatings Irrigation Other LIFO/ Corporate TOTAL Operating income (loss) - as reported 16,544 $ 22,595 9,464 15,729 2,138 (10,377) $ 56,093 $ Restructuring expenses 6,132 361 468 380 7,341 Adjusted Operating Income 22,676 $ 22,595 $ 9,825 $ 16,197 $ 2,138 $ (9,997) $ 63,434 $ Sales, net of intercompany eliminations 242,207 $ 213,628 61,694 135,125 21,921 - 674,575 Operating Income as a % of Sales 6.8% 10.6% 15.3% 11.6% 9.8% NM Adjusted Operating Income as a % of Sales 9.4% 10.6% 15.9% 12.0% 9.8% NM For the Third Quarter Ended Sept. 24, 2016 For the Fourth Quarter Ended Dec. 31, 2016

Valmont – Recast 2015 Segment Figures Valmont – Recast 2017 Segment Figures by Quarter We believe it is useful when considering Company performance for the non-GAAP adjusted net earnings to be considered by management and investors with the related reported GAAP measures. Unaudited and in 000's Segment Operating Income Reconciliation Engineered Support Structures Utility Support Structures Coatings Irrigation Other LIFO/ Corporate TOTAL Operating income (loss) - as reported 9,465 $ 24,207 $ 9,406 $ 30,291 $ 2,086 $ (10,953) $ 64,502 $ Sales, net of intercompany eliminations 193,076 200,030 59,332 165,441 19,594 637,473 Operating Income as a % of Sales 4.9% 12.1% 15.9% 18.3% 10.6% NM Segment Operating Income Reconciliation Engineered Support Structures Utility Support Structures Coatings Irrigation Other LIFO/ Corporate TOTAL Operating income (loss) - as reported 20,122 $ 22,394 $ 12,108 $ 34,670 $ 1,858 $ (12,863) $ 78,290 $ Sales, net of intercompany eliminations 231,278 209,622 64,600 186,165 21,072 712,737 Operating Income as a % of Sales 8.7% 10.7% 18.7% 18.6% 8.8% NM For the First Quarter Ended April 1, 2017 For the Second Quarter Ended July 1, 2017

Valmont – Recast 2015 Segment Figures (Cont.) Valmont – Recast 2017 Segment Figures (Cont.) Unaudited and in 000's Segment Operating Income Reconciliation Engineered Support Structures Utility Support Structures Coatings Irrigation Other LIFO/ Corporate TOTAL Operating income (loss) - as reported 17,115 $ 22,852 $ 14,577 $ 18,235 $ (216) $ (12,640) $ 59,923 $ Sales, net of intercompany eliminations 244,675 203,574 67,680 145,050 19,801 680,780 Operating Income as a % of Sales 7.0% 11.2% 21.5% 12.6% NM NM Segment Operating Income Reconciliation Engineered Support Structures Utility Support Structures Coatings Irrigation Other LIFO/ Corporate TOTAL Operating income (loss) - as reported 16,258 $ 28,400 14,088 18,302 (1,594) (11,737) $ 63,717 $ Sales, net of intercompany eliminations 243,211 $ 243,018 65,199 147,716 15,834 714,978 Operating Income as a % of Sales 6.7% 11.7% 21.6% 12.4% NM NM For the Third Quarter Ended Sept. 30, 2017 For the Fourth Quarter Ended Dec. 30, 2017